Exhibit 99.5

FOR IMMEDIATE RELEASE

Newtek Business Services to Hold Fourth Quarter Earnings Call

March 22nd at 4:15 PM EST

New York, N.Y – March 21, 2007 – Newtek Business Services, Inc. (NASDAQ:NEWT) (www.newtekbusinessservices.com) a direct distributor to the small to medium sized business market, will be conducting a conference call on March 22, 2007 at 4:15 pm EST to discuss the company’s results for the fourth quarter 2006. It anticipates filing its Form 10-K with the SEC on April 2, 2007.

The conference call will be accessible via a toll free number by dialing 1-866-383-8009 and providing the pass code 95154873. Listeners are encouraged to ask any questions that they may have during the call. The conference call will also be broadcast over the Internet through Newtek’s website at www.newtekbusinessservices.com . To listen to the webcast live, please go to Newtek’s website approximately 15 minutes prior to the call to download any audio software which may be necessary. For those who miss the live broadcast, a replay will be available on the website approximately one hour after the call. The online archive of the web cast will be available for ninety days following the call.

About Newtek Business Services, Inc.

Newtek Business Services, Inc. is a direct distributor to the small to medium-sized business market under the Newtek TM brand. According to the SBA, there are over 25.8 million small businesses in the United States, which in total represent 99.7% of all employer firms, generate 60 – 80% of all new jobs annually and create more than 50% of non-farm private GDP. Since 1999, Newtek has helped these business owners realize their potential by providing them with the essential tools needed to manage and grow their businesses. Newtek focuses on providing its 75,000 business accounts with access to financial, management and technological resources that enable them to better grow and compete in today’s marketplace. Newtek’s products and services include:

•	Business Lending: Business loans to start up, acquire, or expand a business

•	Electronic Payment Processing: Credit card, debit card, check conversion, and ACH solutions

•	Insurance Services: Nationwide commercial and personal lines of insurance

•	Outsourced Digital Bookkeeping: Bookkeeping and recordkeeping at a fraction of the cost of in-house staff

•	Web Hosting: Full service web host including domain registration and online shopping cart tools

•	Web Design and Development: Customized web design and development services for a powerful web presence

•	Tax Preparation and Advisory Services: Expert tax planning and consultation for your business

•	Data Backup, Storage and Retrieval: Fast, secure, off-site data backup, storage and retrieval

•	Business Plan Preparation: Professional business plan assistance providing a roadmap for success

•	Payroll: Payroll management processing and employee tax filing

For more information, go to www.newtekbusinessservices.com

Statements in this press release including statements regarding Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov

Contacts:

Newtek Business Services

Barry Sloane

Chairman of the Board & CEO

212-356-9500

bsloane@newtekbusinessservices.com